North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

Class R Shares (Symbol: NSMYX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

Class R Shares (Symbol: NSDRX)

North Star Opportunity Fund

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

Class R Shares (Symbol: NSIRX)

North Star Bond Fund

Class I Shares (Symbol: NSBDX)

Supplement dated July 30, 2021

to the Funds’ Prospectus and Statement of Additional Information (“SAI”)

dated April 1, 2021

The following provides new and additional information beyond that contained in the Funds’ current Prospectus and SAI and should be read in conjunction with the Funds’ current Prospectus and SAI.

On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, beginning on July 31, 2021, U.S. Bank will begin serving as custodian to the Funds. U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian in the Prospectus and SAI are hereby replaced with U.S. Bank.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2021, which provide information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-580-0900.